DIAGNOSTIC IMAGING INTERNATIONAL CORP.

<u>$5,000,000 - 12% 3-year Convertible Note Offering</u>

OTCQB: DIIG

Mitchell Geisler, CEO
647-288-1508
www.diig.biz

DIAGNOSTIC IMAGING
INTERNATIONAL CORP.

$5,000,000 - 12% 3-year Convertible Note Offering
OTCQB: DIIG
Mitchell Geisler, CEO
647-288-1508 **www.diig.biz**

Mission and Goals

- DIIG's business plan calls for the acquisition and operation of *profitable* diagnostic imaging facilities and imaging services busineses with a goal of consolidating revenues of $15 million and EBITDA of $3 million by 2014 over $100 million in revenues and EBITDA of $20 million by 2018.
- DIIG additionally plans to explore opportunities in new diagnostic imaging technologies by introducing them to its clinic network in the future.

DIAGNOSTIC IMAGING
INTERNATIONAL CORP.

$5,000,000 - 12% 3-year Convertible Note Offering
OTCQB: DIIG
Mitchell Geisler, CEO
647-288-1508 **www.diig.biz**

Main appeals of the Diagnostic Imaging Market consolidation;

- US spends 15% of its GDP on Healthcare. Virtually recession proof.
- Up to 50 million new customers added to market beginning in 2014 through Patient Protection and Affordable Care Act (PPACA)
- **EVERY patient needs diagnostics…**

Annual Imaging Costs Per Health Plan Enrollee, 1997–2006.

EXHIBIT 4
Annual Imaging Costs Per Health Plan Enrollee, 1997–2006


Dollars
450
400
350
300
250
200
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006

SOURCE: Group Health Cooperative data.
NOTE: Data are adjusted to a standard age distribution across all years of study.

Smith-Bindman R et al. Health Aff 2008;27:1491-1502

HealthAffairs

DIAGNOSTIC IMAGING
INTERNATIONAL CORP.

$5,000,000 - 12% 3-year Convertible Note Offering
OTCQB: DIIG
Mitchell Geisler, CEO
647-288-1508 **www.diig.biz**

Main appeals of the Diagnostic Imaging Market consolidation;

- There are a large number of **profitable** independent clinics and facilities available for purchase from retiring doctors and doctors who wish to be part of a larger company or have professional management to run the business. **There are over 2400 IDTFs (independent diagnostic testing facilities) in the United States alone.** Source: (American Medical Information (AMI), a division of infoUSA)
- Consolidation of a number of independent clinics and facilities allow for a reduction in the newly combined overhead costs along with greater scale for advertising which will improve the profitability of each center when combined together

DIAGNOSTIC IMAGING
INTERNATIONAL CORP.

$5,000,000 - 12% 3-year Convertible Note Offering
OTCQB: DIIG
Mitchell Geisler, CEO
647-288-1508 www.diig.biz

DIIG Current operations;

- DIIG owns and operates CTS (Canadian Teleradiology Systems) and SMI (Schulykill Medical Imaging), CTS was acquired in 2009 and SMI in December 2012
- CTS provides Teleradiology (remote radiology) services by assessing radiological patient images, such as x-rays, CTs, and MRIs, from one location to another for the purposes of interpretation and/or consultation. CTS provides services on-call 24 hours a day, 7days a week connecting clients with a global radiology network and access to American and Canadian board-certified radiologists.
- SMI is an out-patient MRI clinic located in Pennsylvania providing MRI services to its community for over 10 years.

DIAGNOSTIC IMAGING
INTERNATIONAL CORP.

$5,000,000 - 12% 3-year Convertible Note Offering
OTCQB: DIIG
Mitchell Geisler, CEO
647-288-1508 **www.diig.biz**

Recent Financial Highlights;

- Revenues and EBITDA for 2013 are estimated at $5 million and $800,000, or approximately $0.03 per share; Actual 2013Q1 revenues were $1.3 million.
- Revenues for 2012 were $3.4 million with EBITDA of $160,000
- 2013 Estimates DO NOT include any additional 2013 acquisitions
- Since 2009, DIIG has sold $400,000 of its Series A convertible notes and $2 million of its Series B convertible notes. DIIG has a perfect repayment history and as of May 1 only $17,000 of the Series A notes are outstanding.
- As of May 2nd, DIIG has 23,296,481 shares outstanding
- Current Stock price as of May 1 is $0.06 x $0.08

DIAGNOSTIC IMAGING
INTERNATIONAL CORP.

$5,000,000 - 12% 3-year Convertible Note Offering
OTCQB: DIIG
Mitchell Geisler, CEO
647-288-1508 **www.diig.biz**

Offering Terms Series C Notes;

- 3 year notes that pay 12% interest, interest paid monthly by check
- 1 bonus common share of DIIG for each $1 invested in the Notes
- Notes are convertible into shares of DIIG at $0.15 per share
- Use of Proceeds – Imaging Clinic Acquisitions – Targets clinics with operating history and net margins of 20% or greater. *Current offering will allow DIIG to reach its 2014 Mission Goals*
- References available
- Brokers protected, 7% commission/Finder's fee

DIAGNOSTIC IMAGING
INTERNATIONAL CORP.

$5,000,000 - 12% 3-year Convertible Note Offering
OTCQB: DIIG
Mitchell Geisler, CEO
647-288-1508 **www.diig.biz**

Opportunity for profit through DIIG Series C notes;

- At a minimum the notes will pay 1% per **month** in **cash** to the investor
- Each bonus share issued with the note sale will increase the investors return by **1% for each $0.01 increment** in DIIG common stock
- At DIIG's current estimate of 2014 EBITDA (fully diluted in the series C notes are converted) of $0.037 and a multiple of 15 times EBITDA would result in a stock price of $0.55, Series C Notes are convertible into common shares at $0.15 - **a potential return of 269%**

DIAGNOSTIC IMAGING
INTERNATIONAL CORP.

$5,000,000 - 12% 3-year Convertible Note Offering
OTCQB: DIIG
Mitchell Geisler, CEO
647-288-1508 www.diig.biz

Management;

- *Mr. Mitchell Geisler* has served as our Chief Executive Officer, President and Chairman of the Board, President of our CTS subsidiary, since January 2010 and of our SMI subsidiary since December 2012. Prior to that, Mr. Geisler had been working as a consultant to the Company since early 2009. Mr. Geisler has over 20 years of experience in business, ranging from business start-ups, operations, expansion, product branding and client customer relations, in a variety of industries including medical, hospitality and mining. Mr. Geisler has 12 years of experience in operating public companies which have traded on the over the counter bulletin board.
- *Mr. Richard Jagodnik* has served as our Chief Financial Officer since January 2010 and as a director since July 2005. Prior to that, Mr. Jagodnik served as our Chief Executive Officer, President and Chairman of the Board from July 2005 until January 2010. From 1997 through 2005, Mr. Jagodnik was the Vice President of Finance for Interesting Displays & Ideas, a Montreal based manufacturing organization. From 1990 through 1997, Mr. Jagodnik worked in public practice with Friedman and Friedman, Chartered Accountants. Mr. Jagodnik is a Chartered Accountant and Certified public accountant in Canada.
- DIIG has 13 employees and uses about 40 doctors and professionals on a consultant basis.

DIAGNOSTIC IMAGING
INTERNATIONAL CORP.

$5,000,000 - 12% 3-year Convertible Note Offering
OTCQB: DIIG
Mitchell Geisler, CEO
647-288-1508 **www.diig.biz**

This presentation includes forward-looking statements that reflect Diagnostic Imaging International Corp.'s current expectations about its future results, performance, prospects and opportunities. Diagnostic Imaging International Corp. has tried to identify these forward-looking statements by using words and phrases such as "may", "will", "expects", "anticipates", "believes", "intends", "estimates", "should", "typical", "we are confident" or similar expressions. These forward-looking statements are based on information currently available to Diagnostic Imaging International Corp. and are subject to a number of risks, uncertainties and other factors that could cause the Company's actual results, performance, prospects of opportunities in the remainder of 2013 and beyond, to differ materially from those expressed in, or implied by, these forward-looking statements.

Diagnostic Imaging International Corp. assumes no obligation to update or supplement the information contained herein in the future. No representation or warranty, express or implied, is made with regard to the future performance of Diagnostic Imaging International Corp. The past performance of Diagnostic Imaging International Corp. or its managers, officers or employees is neither an indication nor a representation or warranty with respect to future results of operations. It is expected that you will make an independent investigation and analysis before any future investment is completed with Diagnostic Imaging International Corp. You are strongly urged to review the section of any document entitled "Risk Factors" in connection with your consideration of further discussions with Diagnostic Imaging International Corp.